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                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                CMI Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                      INFORMATION CONCERNING PARTICIPANTS

     CMI Corporation ("CMI") and certain other persons named below may be deemed participants in the solicitation of proxies in respect of the proposed merger (the "Merger") of Claudius Acquisition Corp. ("Merger Sub"), a wholly-owned subsidiary of Terex Corporation ("Terex"), with and into CMI, pursuant to the Agreement and Plan of Merger, dated as of June 27, 2001, by and among Terex, CMI and Merger Sub. The participants in this solicitation may include the directors of CMI: Bill Swisher (Chairman), Larry D. Hartzog, Thomas P. Stafford, Joseph J. Finn-Egan, Jeffrey A. Lipkin, J. Larry Nichols, Kenneth J. Barker and Ronald Kahn; as well as the executive officers of CMI: Bill Swisher (Chief Executive Officer), Carl E. Hatton (Chief Operating Officer), Jim D. Holland (Chief Financial Officer) and Thane A. Swisher (Vice President and Secretary). As of the date of this communication, other than Messrs. Finn-Egan and Lipkin, who each beneficially owns approximately 32.8% of CMI's common stock, Bill Swisher, who beneficially owns approximately 9.5% of CMI's common stock, and Thane Swisher, who beneficially owns approximately 1.7% of CMI's common stock, none of the foregoing participants beneficially owns individually in excess of 1% of CMI's common stock. Additional information about the directors and executive officers of CMI is included in CMI's Proxy Statement for its 2001 Annual Meeting of Shareholders filed with the SEC on April 30, 2001. Information will also be included in a proxy statement/prospectus to be filed by Terex with the SEC in connection with the proposed merger. Investors will be able to obtain these documents free of charge at the SEC's website (www.sec.gov), or by contacting
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CMI Corporation, P. O. Box 1985, Oklahoma City, OK 73101, Attention: Jim D.
Holland, telephone: (405) 787-6020.

     INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

     THE FOLLOWING IS A PRESS RELEASE ISSUED BY CMI ON JULY 13, 2001.

       FOR ADDITIONAL INFORMATION, CONTACT:

       Jim Rodriguez                         Woody Wallace
       Vice President, Investor Relations    The Investor Relations Company
       405-491-2467                          847-296-4200

FOR IMMEDIATE RELEASE

Oklahoma City, Oklahoma, July 13, 2001--CMI Corporation (NYSE:CMI) announced today that it has been advised by the New York Stock Exchange that it has fallen below NYSE continued listing standards requiring total market capitalization of not less than $50 million and total stockholders' equity of not less than $50 million. As of the market close, July 12, 2001, CMI's market capitalization was approximately $63 million. As of March 31, 2001, CMI's stockholders' equity was $43,123,000.

As previously announced, on June 27, 2001, CMI signed a definitive merger agreement with Terex Corporation (NYSE:TEX) pursuant to which CMI will become a wholly-owned subsidiary of Terex. The merger is subject to customary closing conditions, including the consent of CMI shareholders and necessary regulatory approvals. Upon consummation of the merger, CMI will not maintain a separate NYSE listing.

CMI Corporation is an innovator, designer and manufacturer of equipment for heavy-duty construction and infrastructure applications. With headquarters in Oklahoma City, the Company's leading-edge equipment is used to build, maintain and reconstruct roads, highways, bridges and airport runways. The Company's product offerings include: asphalt and concrete pavement production plants, asphalt and concrete paving machines and
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support equipment, concrete bridge deck finishers, highway grading machines, base preparation machines, pavement milling machines, and trailers for transporting paving materials and heavy construction machinery. The Company also supplies landfill compactors and heavy duty grinding equipment to waste markets, worldwide.

This news release contains forward-looking statements concerning the future performance of CMI Corporation, which are subject to a number of factors including, but not limited to highway funding, adverse weather conditions, general economic conditions and political changes both domestically and overseas. Additional information regarding these and other risks and uncertainties that could materially affect the future performance of the Company and the accuracy of the forward-looking statements contained herein are set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and in the Company's subsequent SEC filings.

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     Terex intends to file a registration statement with the SEC on Form S-4 in connection with the Merger and Terex and CMI expect to mail a proxy statement/prospectus to CMI's shareholders containing information about the Merger. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus carefully when they are available.

     The registration statement and the proxy statement/prospectus will contain important information about Terex, CMI, the Merger, and related matters. Investors and security holders will be able to obtain free copies of these documents, when available, through the website maintained by the SEC at http://www.sec.gov. In addition to the registration statement and the proxy
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statement/prospectus, Terex and CMI file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed by Terex or CMI at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on public reference rooms. Terex's and CMI's filings with the SEC are also available to the public from commercial document-retrieval services and the website maintained by the SEC at http://www.sec.gov.
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